EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following document of Navistar International Corporation and its principal subsidiary, Navistar, Inc., is incorporated herein by reference.

10.97
Amended and Restated Employment and Services Agreement, dated April 16, 2018, among Navistar International Corporation, Navistar, Inc., and Troy A. Clarke. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated April 18, 2018 and filed on April 18, 2018. Commission File No. 001-09618.

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